EXHIBIT 10.38

                                                        01/02/93
                           SHONEY'S
                 MARKET DEVELOPMENT AGREEMENT
                 ----------------------------

    This Agreement made and entered into this 18th day of July, 1993 in Nashville, Tennessee by and between Shoney's, Inc., a Tennessee corporation with its principal office at 1727 Elm Hill Pike, Nashville, Tennessee 37210 ("Licensor"), and TPI RESTAURANTS, INC. (corporation) with its principal office at 2158 Union Avenue, Memphis, TN 38104 ("Developer").

    WHEREAS, Licensor at a substantial expenditure of time, effort and money, has developed and perfected a system of opening and operating restaurants utilizing the "Shoney's" service mark ("Shoney's restaurants"); and

    WHEREAS, Licensor has acquired knowledge and experience in the composition, distribution, advertising and sale of food products by Shoney's restaurants and with respect to the style of the buildings and signs used by said restaurants and has successfully established a reputation, demand and goodwill for the products sold by such restaurants; and

    WHEREAS, Developer recognizes the value of uniformity in a system of restaurants and Developer further recognizes the value of Licensor's knowledge and experience gained through the operation of Shoney's restaurants, and the value of the trade names, trademarks, service marks and other distinctive features of Shoney's restaurants; and

    WHEREAS, Developer acknowledges Licensor's sole and exclusive ownership of any rights to Licensor's current and future trade names, trademarks and service marks and to all current and future related practices, procedures, methods, devices, techniques, recipes and systems; and

    WHEREAS, Developer desires to open and operate a certain number of Shoney's restaurants within the geographic area specified in this Agreement within the term of this Agreement;
and

    WHEREAS, Licensor is willing to grant Developer such rights in accordance with the terms and conditions of this Agreement;

    NOW, THEREFORE, it is mutually agreed as follows:

    1. GRANT. Licensor hereby grants to Developer during the term of this Agreement and subject to the conditions hereof the right to open and operate Shoney's restaurants in the limited

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geographical area identified and set forth in Exhibit A hereto;
this geographical area being hereinafter referred to as the "Territory." The operation of each of the Shoney's restaurants developed pursuant to this Agreement will be governed by individual License Agreements issued by Licensor in accordance with Paragraph 12 below. During the term of this Agreement, without the consent of Developer, Licensor shall not grant options for or license others to operate, nor will it itself operate, any new or additional Shoney's restaurants in the Territory.

     2. TERM; RENEWAL.

     (a) Unless earlier terminated pursuant to Paragraph 13, this Agreement shall terminate, without any action on the part of either of the parties being necessary, upon the date of execution by Licensor of the License Agreement for the last of the Shoney's restaurants then required to be opened and operated pursuant to this Agreement or any renewal hereof, unless Developer, upon, or not more than thirty (30) days prior to, execution of the License Agreement for such last restaurant, gives notice to Licensor (in accordance with this Agreement) of Developer's intent to renew this Agreement (a "Renewal Notice"). Upon receipt of a Renewal Notice, Licensor shall conduct a survey of the Territory and, within ninety
(90) days following receipt of the Renewal Notice, shall notify Developer of the additional number of Shoney's restaurants that Licensor proposes to be built and opened within the Territory, if any, and the development schedule for such additional restaurants (a "Development Notice"). If Licensor and Developer, within ninety
(90) days from Licensor's sending a Development Notice to Developer, agree on the number of additional Shoney's restaurants to be built and opened within the Territory and the development schedule for such additional restaurants, the term of this Agreement shall be extended until the time of execution of the License Agreement for the last of the additional Shoney's restaurants that Licensor and Developer agree should be built and opened within the Territory. If Licensor and Developer, within ninety (90) days from Licensor's sending a Development Notice to Developer, do not agree (with both Licensor and Developer being obligated to negotiate in good faith) upon the additional number of restaurants to be built and opened within the Territory or the development schedule for such additional restaurants, this Agreement shall terminate, without any action on the part of either of the parties being necessary, on the ninety first (91st) day following Licensor's sending the most recent Development Notice to Developer.

     (b) If, at the time of any proposed renewals of this Agreement by Developer pursuant to this Paragraph 2, Licensor determines that no additional Shoney's restaurants are then required to be built and opened within the Territory, the Development Notice sent by Licensor in connection with such proposed renewal shall so state. In such event, the term of this

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Agreement shall be extended for a period of one (1) year from the date Licensor sent the Development Notice to Developer indicating that no additional Shoney's restaurants are then required to be built and opened within the Territory. Thereafter, this Agreement shall automatically renew for successive one (1) year terms, unless Licensor determines that an additional restaurant or restaurants are then required and, at least ninety (90) days prior to expiration of the then current term, sends a Development Notice to Developer stating the number of restaurants to be built and opened within the Territory and the development schedule for such additional restaurants. If Licensor and Developer, within ninety
(90) days from Licensor's sending the Development Notice to Developer, agree on the number of additional Shoney's restaurants to be built and opened within the Territory and the development schedule for such additional restaurants, the term of this Agreement shall be extended until the time of execution of the License Agreement for the last of the additional Shoney's restaurants that Licensor and Developer agree should be built and opened within the Territory. If Licensor and Developer, within ninety (90) days from Licensor's sending the Development Notice to Developer, do not agree (with both Licensor and Developer being obligated to negotiate in good faith) upon the additional number of restaurants to be built and opened within the Territory or the development schedule for such additional restaurants, this Agreement shall terminate, without any action on the part of either of the parties being necessary, on the ninety first (91st) day following Licensor's sending the Development Notice to Developer.

     3. DEVELOPMENT FEE. Upon execution of this Agreement, Developer shall pay to Licensor the fee set forth in Exhibit B hereto and designated as the development fee (the "Development Fee"). This Development Fee shall be fully earned by Licensor in consideration of its execution of this Agreement and shall be non-refundable. However, Licensor shall credit the Development
Fee, pro rata, based upon the number of Shoney's restaurants to be built within the Territory, toward the License Fees payable under any of the License Agreements issued to Developer pursuant to this Agreement, provided that the applicable restaurants are constructed and opened in accordance with the schedule set forth in Exhibit B (the "Development Schedule"). Upon renewal of this Agreement and an agreement by Franchisor and the developer/franchisee to build additional restaurants pursuant to Paragraph 2, an additional Development Fee will be due. The amount will be determined in the same manner as the original Development Fee charged upon execution of this Agreement (number of restaurants multiplied by one-half of the license fee for each such restaurant), and is fully earned at the time of the extension of this Agreement. The additional Development Fee also will be credited pro rata against the individual license fees of the additional restaurants opened pursuant to this Agreement if the developer/franchisee remains in compliance with all terms and conditions of this Agreement, including the development schedule for the additional restaurants.

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     4. DEVELOPMENT SCHEDULE. Developer shall build, open and
operate properly licensed Shoney's restaurants in accordance with the Development Schedule. In the event that Developer opens and continuously operates a greater number of Shoney's restaurants than required during any interim period of the Development Schedule, the requirements of the succeeding period(s) shall be deemed satisfied to the extent of such excess number of restaurants, up to the total number of restaurants specified in the Development Schedule.

     5. LOCATION OF RESTAURANTS. Developer is responsible for locating proposed sites within the Territory for each of the restaurants contemplated in the Development Schedule. During the term of this Agreement, Developer shall use its best efforts to locate suitable sites. Licensor, in its discretion, may offer counseling and advice in site selection. In no event, however, shall Licensor be obligated to loan money, guarantee leases, provide financing or otherwise become directly involved and/or obligated to Developer or to any third party in respect of such site selection or development; these activities and undertakings, financially and otherwise, shall be the exclusive responsibility of Developer.

     6. SITE ACCEPTANCE. Upon selection by Developer of a proposed site for a Shoney's restaurant, Developer promptly shall submit to Licensor such specific site data and demographic and other information concerning the site as may be reasonably required by Licensor, utilizing such forms as may be required by Licensor. Licensor shall either accept or reject such site in accordance with Licensor's then-current site selection policies and procedures. To be effective, any acceptance must be in writing. Developer understands and acknowledges that Licensor may reject any proposed site, in which event Developer will not proceed at the rejected site, but will seek to locate an acceptable site. The acquisition in any manner of any proposed site prior to acceptance by Licensor shall be at the sole risk and responsibility of Developer and shall not obligate Licensor in any way to accept such site or to issue a License Agreement for operation of a Shoney's restaurant at such site.

     7. DISCLAIMER. In executing this Agreement, accepting a proposed site, giving approvals or advice or providing services or assistance in connection with this Agreement, Licensor does not guarantee the suitability of an accepted site or the success of any particular Shoney's restaurant established at any such site. Licensor expressly disclaims any warranties, express or implied, with respect to the suitability of any site or the success of any restaurant. Developer understands and acknowledges that the suitability of a site and the success of any restaurant depend on many factors outside the control of either Licensor or Developer (including, without limitation, such factors as interest rates, unemployment rates, demographic trends and the general economic

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climate), but principally depend on Developer's efforts in the operation of the restaurant.

     8. LOCATION REQUIREMENTS. As a condition for accepting a proposed site, Licensor may require Developer to negotiate a lease or sales contract that includes certain terms regarding duration or other specified matters. Developer understands and acknowledges that a site acceptance may be conditioned on such matters and that if Developer does not wish to, or cannot, satisfy the pertinent conditions within a reasonable time, the site will be deemed rejected.

     9. CONSTRUCTION.

     (a) Upon receiving acceptance for a proposed site, Developer shall proceed promptly to secure control of the accepted site and to obtain necessary zoning and building approvals and permits. Following acceptance of any site, Licensor shall provide Developer with fifteen (15) sets of standard architectural plans and specifications for a prototype Shoney's restaurant. After a site is accepted but before commencing construction of any Shoney's restaurant contemplated by this Agreement, Developer shall, if requested by Licensor, at Developer's expense, furnish to Licensor for Licensor's acceptance, the following:

          (i) A proposed preliminary site plan for the Shoney's restaurant which, if accepted, shall not thereafter be changed without Licensor's prior written consent; and

          (ii) A copy of Developer's plans and specifications for construction of the Shoney's restaurant in proposed final form, which plans and specifications shall have been adopted, at Developer's expense, from Licensor's then standard plans and specifications and which, if accepted, shall not thereafter be changed without Licensor's prior written consent. In addition, upon request by Licensor, Developer shall furnish Licensor information as Licensor may from time to time request, which may include, without limitation, copies of all commitments and plans for construction and permanent financing, the name, address and contact with respect to each lender, the name and address of the contractor, together with a copy of the construction contract.

     (b) Thereafter, Developer shall break ground and commence construction of the particular Shoney's restaurant in accordance with the accepted site plan and building plans and specifications as soon as possible and shall complete all the construction thereof, including the acquisition and installation of all equipment specified by Licensor, and have the restaurant ready to open for business within the time specified in the Development Schedule. Licensor and its agents shall have the right to inspect the construction at any reasonable time. Developer agrees to give

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Licensor at least ten (10) days notice prior to pouring the concrete slab for any Shoney's restaurant to be opened pursuant to this Agreement and to give Licensor notice immediately after completion of the electrical and mechanical rough-ins to enable Licensor to inspect the construction at such times. Developer shall correct, upon request and at Developer's expense, any deviation from any approved site plan or plans and specifications. Licensor assumes no responsibility for the quality of any construction because of any inspections made by it or any reports or recommendations made as a result of such inspections.

     (c) In the event Developer fails to open any Shoney's restaurant within the time periods set forth in the Development Schedule, except for any delay due in material part to war, strikes, lock-outs, governmentally imposed building moratoriums, or similar causes beyond the control of Developer (which do not include general construction delays), or in the event Developer commences construction of any Shoney's restaurant according to plans and specifications not accepted by Licensor or alters such accepted site plan or plans and specifications without Licensor's approval, then, Licensor, at its option, may elect to cancel and terminate this Agreement, by written notice to Developer, in which case any Development Fee paid to Licensor pursuant to Paragraph 3 shall be retained by Licensor as liquidated and agreed damages and no further License Agreements will be issued for any proposed Shoney's restaurants.

     10. ADVISORY SERVICES AND TRAINING.

     (a) During the term of this Agreement, Licensor shall at reasonable times, upon the request of, and at no charge to Developer (except as otherwise expressly provided in this Paragraph
10), furnish counseling and advisory services to Developer with respect to the construction and pre-opening activities related to the operation of Shoney's restaurants, including consultation and advice regarding:

          (i)  parking and building layouts;
         (ii)  traffic planning;
        (iii) construction and financing of the restaurant building and other improvements;
         (iv)  equipment selection and layout;
          (v)  employee selection and training;
         (vi)  advertising and promotion;
        (vii)  bookkeeping and accounting; and
       (viii)  purchasing and inventory control,

     (b) Developer and its employees shall attend and conduct such training programs as Licensor may reasonably require in order to train Developer's personnel properly to operate the Shoney's restaurants contemplated by this Agreement, No charge will be made by Licensor for training programs conducted by it, but Developer

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shall be required to pay all expenses of Developer's personnel who take part in any such program or programs.

     (c) Developer shall not employ or seek to employ any person who is at the time employed by Licensor or by any other licensee or optionee of Licensor without first obtaining the consent of such person's employer and Developer will not, directly or indirectly, induce any such person to leave his or her employment.

     11. LICENSE FEE. Upon execution by Licensor of each License Agreement for a Shoney's restaurant contemplated by this Agreement, Developer shall pay to Licensor the sum set forth on Exhibit B hereto that is specified as the License Fee for each such Shoney's restaurant. This License Fee is fully earned by Licensor upon execution of the License Agreement and thereafter shall be non-refundable. Any Development Fee paid by Developer hereunder shall be credited toward payment of the License Fee in accordance with the terms of Paragraph 3 of this Agreement.

     12. LICENSE AGREEMENTS.

     (a) Upon the due performance by Developer within the time periods set forth in the Development Schedule, as extended or renewed pursuant to Paragraph 2, of all of the requirements set forth above (including, without limitation, payment of the Development Fee, and License Fee, satisfaction of all construction and training requirements) with respect to each of the Shoney's restaurants contemplated by this Agreement, Licensor, except as set forth below, will execute, issue and deliver to Developer Licensor's then-current form of License Agreement to operate each of the Shoney's restaurants contemplated by this Agreement; provided, however, that the License Fees and royalties payable under any License Agreement for a Shoney's restaurant to be built and operated within the Territory shall be at the rate set forth in Exhibit B. In addition, during the term of this Agreement or any renewal hereof, with respect to any License Agreement executed for a Shoney's restaurant to be built and operated within the Territory, Licensor agrees that:

     (1) the maximum amount (expressed as a percentage of sales) of required advertising expenditures under any License Agreement shall not be increased from the amount set forth in the first License Agreement executed by Developer during the term of this Agreement for a Shoney's restaurant to be built and operated within the Territory;

     (2) the protected radius (expressed in distance) provided for in any License Agreement shall not be reduced from the distance set forth as a protected radius in the first License Agreement executed by Developer during the term of this Agreement for a Shoney's restaurant to be built and operated within the Territory;

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     (3) each License Agreement shall have an initial term of
     twenty (20) years with the option (upon satisfaction of the conditions for renewal set forth therein) to renew for one additional term of twenty (20) years;

     (4) neither the radius (expressed in distance) nor the length of time (expressed in months) of the post-termination covenant not to compete set forth in any License Agreement shall be increased from those set forth in the first License Agreement executed by Developer during the term of this Agreement for a Shoney's restaurant to be built and operated within the Territory;

     (5) the formula for determining the price to be paid by Licensor for any of Developer's assets upon termination of any License Agreement shall not be changed from that set forth in the first License Agreement executed by Developer during the term of this Agreement for a Shoney's restaurant to be built and operated within the Territory; and

     (6) no material change in the reasons that allow a License Agreement to be terminated shall be made from those set forth in the first License Agreement executed by Developer during the term of this Agreement for a Shoney's restaurant to be built and operated within the Territory.

     (b) As a condition of Licensor's execution of such License Agreement, Licensor may require Developer or its principals to provide a personal guarantee, letter of credit or corporate guarantee in a form acceptable to Licensor to secure payment of royalties and other fees required to be paid to Licensor or its affiliates under any such License Agreement, or otherwise. Developer shall comply with Licensor's then-current franchising policies and procedures for issuance of each License Agreement. Licensor shall be under no obligation to execute and issue a License Agreement unless Developer has complied in a timely manner with all terms and conditions of this Agreement and has satisfied all requirements set forth heroin. In addition, Licensor shall be under no obligation to execute and issue a License Agreement if Developer is in breach or default of any other License Agreement, License Option Agreement, Market Development Agreement or any other agreement between Licensor and Developer, or if Developer is not eligible for expansion pursuant to Licensor's then-current criteria for expansion. If and when each License Agreement contemplated in this Agreement is executed by Licensor, it shall supersede this Agreement and govern the relations between the parties with respect to the particular restaurant.

     13. NO RIGHT TO OPERATE OR USE TRADEMARKS. Developer acknowledges that until a License Agreement has been issued for a specified site, Developer shall not have or be entitled to exercise any of the rights, powers and privileges granted by the License

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Agreement, including without limitation the right to use Licensor's trademarks, service marks and trade names; that the execution of this Agreement shall not be deemed to grant any such rights, powers or privileges to Developer; and that Developer may not under any circumstances commence operation of any Shoney's restaurant prior to execution by Licensor of a License Agreement for the particular location.

     14. TERMINATION.

     14.1 Automatic Termination. This Agreement shall terminate immediately and without notice to either party:

     (a) if Developer files a petition under any bankruptcy or reorganization law, becomes insolvent, or has a trustee or receiver appointed by a court of competent jurisdiction for all or any part of Developer's property; or

     (b) if Developer seeks to effect a plan of liquidation, reorganization, composition or arrangement of Developer's affairs, whether or not the same shall be subsequently approved by a court of competent jurisdiction, it being understood that in no event shall this Agreement or any right or interest hereunder be deemed an asset in any insolvency, receivership, bankruptcy, composition, liquidation, arrangement or reorganization proceeding; or

     (c) if Developer has an involuntary proceeding filed under any bankruptcy or reorganization laws or any other laws and does not have such proceeding dismissed within ninety (90) days thereafter; or

     (d) if Developer makes a general assignment for the benefit of creditors.

     14.2 By Licensor. Licensor, at its option, may terminate this Agreement immediately upon notice to Developer, upon the occurrence of any of the following:

     (a) failure to comply with the Development Schedule;

     (b) the assignment of this Agreement without the prior written approval of Licensor;

         (c) if Developer is a corporation or a partnership, the transfer of any of the capital stock or partnership interest of such corporation or partnership during the term of this Agreement without the prior written approval of Licensor; or, in the event that any shareholder or partner of Developer (the "Shareholder") is a corporation, limited partnership, business trust, partnership or similar association, the transfer of any of the capital stock or other interests of the shareholders, limited partners, trustees, beneficiaries, partners or investors, as the case may be, in such

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Shareholder, during the term of this Agreement without the prior written approval of Licensor;

      (d) the discovery by Licensor of any material misrepre-sentation in any of the information or documents submitted to Licensor by or on behalf of Developer;

     (e) any material violation by Developer of any of the provisions of this Agreement if such material violation shall continue for thirty (30) days after Licensor gives written notice of such material violation to Optionee or if such material violation cannot be reasonably corrected within such thirty (30) day period, then if such material violation is not corrected within such additional time as may be required assuming Optionee proceeds with reasonable diligence; provided, however, that such written notice and a reasonable time to correct material violations shall not be required if Optionee repeatedly fails to perform in accordance with the terms and conditions contained herein; or

     (f) any default by Developer under any other agreement with Licensor and Developer's failure to cure such default within the time specified in such agreement, if any.

     15. EFFECT OF EXPIRATION OR TERMINATION. Upon expiration of this Agreement, or upon its termination for any reason, any and all rights granted to Developer hereunder shall be extinguished immediately. Licensor thereafter shall have the right to operate or license others to operate Shoney's restaurants within the Territory, except as limited by the provisions of any other then-effective agreements with Licensor.

     16. RESTRICTIONS. Licensor is engaged in the business of developing and franchising Shoney's restaurants on a national basis. Developer acknowledges that the appropriation or duplication of Shoney's restaurants or any part thereof for a purpose other than to operate a Shoney's restaurant pursuant to a License Agreement with Licensor would damage the franchising business of Licensor. Developer acknowledges that Licensor owns trade secrets and that all material or other information now or hereafter provided or disclosed to Developer regarding Shoney's restaurants is disclosed to Developer in confidence and Developer agrees not to disclose any part of it to anyone who is not an employee of Licensor, or of its licensees. Licensor shall be entitled to obtain injunctive relief in addition to any other legal or equitable remedies it may have if Developer fails to comply with the provisions contained herein.

     17. ASSIGNMENT.

     (a) Developer shall not sell, assign, transfer, convey or encumber its rights and obligations hereunder or suffer or permit any such assignment, transfer or encumbrance to occur by operation

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of law without the prior express written consent of Licensor. In the event Developer is a corporation, limited partnership, business trust, partnership or similar association, the shareholders, limited partners, beneficiaries, partners or investors, as the case may be, may not sell, assign, or otherwise transfer their shares or interests in such corporation, limited partnership, business trust, partnership or similar association, without the prior written consent of Licensor. Furthermore, in the event that any shareholder of Developer (the "Shareholder") is a corporation, limited partnership, business trust, partnership or similar association, the interests of the shareholders, limited partners, trustees, beneficiaries, partners or investors, as the case may be, in such Shareholder, may not be sold, assigned or otherwise transferred, without the prior written consent of Licensor.

     (b) In the event of the death of the Developer or if the Developer is a corporation or similar entity, then in the event of the death of any stockholder, investor or similar person, Licensor shall not unreasonably withhold its consent to a transfer or assignment of Developer's interest herein, or if Developer is a corporation, the transfer of the deceased stockholder's stock in such corporation to a descendant, heir or legatee of the decedent, who shall in the sole judgment of Licensor be capable of performing the duties and obligations of Developer hereunder and under any License Agreement to be issued pursuant to this agreement, or to a responsible bona fide purchaser acceptable to Licensor. Any approval by Licensor of such transfer or assignment shall be subject to the assignee's agreement in writing to assume and perform all of Developer's duties and obligations hereunder and under any License Agreement to be issued pursuant to this

     18. CONSTRUCTION. All terms and words used in this Agreement, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number and any other gender, as the context or sense of this Agreement or any provision hereof may require, as if such words had been fully and properly written in the appropriate number and gender. All covenants, agreements and obligations assumed heroin by Developer shall be deemed to be joint and several covenants, agreements and obligations of each of the persons named as Developer, if more than one person is so named.

     19. HEADINGS. Captions and section headings are used herein for convenience only. They are not part oft his Agreement and shall not be used in construing it.

     20. NOTICES. Whenever notice is required or permitted to be given under the terms of this Agreement, it shall be given in writing, and be delivered personally, by certified, express or registered mail, or by an overnight delivery service (e.g., Federal Express), postage prepaid, addressed to the party for whom

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intended. All such notices shall be addressed to the party to be notified at the respective addresses first above written, or at such other address or addresses as the parties may from time to time designate in writing.

     21. COSTS AND ATTORNEY'S FEES. Should Developer institute an action against Licensor or any of Licensor's agents or employees for any claim arising out of or related to this Agreement, Licensor (or its agents or employees), if it prevails, shall recover from Developer its costs and reasonable attorneys' fees incurred in defending said action.

     22. WAIVER. No waiver, delay, omission or forbearance on the part of the Licensor to exercise any right, option, duty or power arising from any default or breach by Developer shall affect or impair the rights of Licensor with respect to any subsequent default of the same or a different kind; nor shall any delay or omission of Licensor to exercise any right arising from any such default affect or impair Licensor's rights as to such default or any future default.

     23. SEVERABILITY. If any term, restriction or covenant of this Agreement is deemed invalid or unenforceable, all other terms, restrictions and covenants and the application thereof to all persons and circumstances subject hereto shall remain unaffected to the extent permitted by law; and if any application of any term, restriction or covenant to any person or circumstance is deemed invalid or unenforceable, the application of such terms, restriction or covenant to other persons and circumstances shall remain unaffected to the extent permitted by law.

     24. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto and there are no representations, inducements, promises, agreements, arrangements or undertakings, oral or written, between the parties that have been relied upon by either party other than those set forth herein. No agreement of any kind relating to the matters covered by this agreement shall be binding upon either party unless and until the same is made in writing and executed by both Developer and

     25. DEVELOPER'S ACKNOWLEDGMENTS. Developer understands and acknowledges that there are significant risks in any business venture and that the primary factor in Developer's success or

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failure under this Agreement will be Developer's own efforts. IN
ADDITION, DEVELOPER ACKNOWLEDGES THAT LICENSOR AND ITS REPRESENTATIVES HAVE MADE NO REPRESENTATIONS TO DEVELOPER OTHER THAN OR INCONSISTENT WITH THE MATTERS SET FORTH IN THE UNIFORM FRANCHISE OFFERING CIRCULAR PROVIDED TO DEVELOPER AND THAT DEVELOPER HAS UNDERTAKEN THIS VENTURE SOLELY IN RELIANCE UPON
THE MATTERS SET FORTH IN THE UNIFORM FRANCHISE OFFERING CIRCULAR AND DEVELOPER'S OWN INDEPENDENT INVESTIGATION OF THE MERITS OF THIS VENTURE.

                              DEVELOPER:

                              TPI RESTAURANTS, INC.

                   (corporation)By  /s/
                                  --------------------------------

                              Title:  President
                                    ------------------------------

                              Date:
                                   -------------------------------


                              LICENSOR:

                              SHONEY'S, INC.

                              By:  /s/ J.M. Grout
                                 ---------------------------------
                                     JAMES M. GROUT
                              Title:  Executive Vice President
                                    ------------------------------
                                      Franchising & Development
                                    ------------------------------

                              By:  /s/
                                 ---------------------------------
                                      JAMES W. ARNETT, JR.
                              Title:  President & C.O.O.
                                    ------------------------------

                              Date:
                                   -------------------------------








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                           EXHIBIT A
                           ---------
                to Market Development Agreement
                  Dated July 18, 1993 Between
           Shoney's, Inc. and TPI RESTAURANTS, INC.
          for the Development of Shoney's Restaurants
             Within the Territory Described Below

                           TERRITORY
                           ---------

                   PALM BEACH COUNTY, FLORIDA

                              and

 THE FOLLOWING TERRITORY WITHIN BROWARD COUNTY, FLORIDA:

 Northern boundary: The Broward/Palm Beach County line.

 Southern boundary: The northern side of Atlantic Boulevard (Highway 814) running east/west from the Atlantic Ocean and continuing in a straight line to the Collier County line. (Units must be located on the northern side of Atlantic Boulevard.)

 Western boundary: The Hendry/Collier and Broward County line.

 Eastern boundary: The Atlantic Ocean.
















 ACKNOWLEDGED AND APPROVED

                        (Licensor)
 ----------------------

   /s/                  (Developer)
 ----------------------

                          EXHIBIT B
                          ---------
               to Market Development Agreement
                     Dated July 18, 1993
       Between Shoney's, Inc. and TPI RESTAURANTS, INC.

DEVELOPMENT FEE:  $87,500
                -----------------------------------------

LICENSE FEES/ROYALTIES
- ----------------------

     For each Shoney's restaurant opened within the Territory pursuant to this Agreement, the License Fee payable shall be $25,000 and the royalties payable shall be 3% of gross sales.

NOTE: The $62,500 paid under the Market Development Agreement dated October 6, 1992 for 5 restaurants within Florida shall be credited toward the development fee for this agreement.

                     DEVELOPMENT SCHEDULE
                     --------------------

One (1) Shoney's restaurant open by April 6, 1994;
One (1) additional (total of two (2)) Shoney's restaurants open by October 6, 1995;
One (1) additional (total of three (3)) Shoney's restaurants open by April 6, 1997;
One (1) additional (total of four (4)) Shoney's restaurants open by October 6, 1998;
One (1) additional (total of five (5)) Shoney's restaurants open by April 6, 2000;
One (1) additional (total of six (6)) Shoney's restaurants open by October 6, 2001;
One (1) additional (total of seven (7) Shoney's restaurants open by April 6, 2003.

THIS MARKET DEVELOPMENT AGREEMENT SUPERSEDES AND REPLACES THAT CERTAIN RESERVED AREA AGREEMENT DATED FEBRUARY 23, 1987 ISSUED TO WPB RESTAURANTS, INC. FOR DEVELOPMENT OF FIVE (5) SHONEY'S RESTAURANTS WITHIN NORTH PALM BEACH COUNTY, FLORIDA, WHICH WAS
ASSIGNED TO DEVELOPER.    THIS MARKET DEVELOPMENT AGREEMENT ALSO
SUPERSEDES    AND    REPLACES    THAT    CERTAIN    MARKET
DEVELOPMENT
AGREEMENT DATED OCTOBER 6, 1992 ISSUED TO TPI RESTAURANTS, INC. FOR 5 SHONEY'S RESTAURANTS WITHIN A SPECIFIED AREA IN FLORIDA. UPON EXECUTION OF THIS AGREEMENT, NEITHER DEVELOPER NOR LICENSOR SHALL HAVE ANY RIGHTS OR OBLIGATIONS UNDER THE RESERVED AREA AGREEMENT OR MARKET DEVELOPMENT AGREEMENT.

ACKNOWLEDGED AND APPROVED

                       (Licensor)
- ----------------------

  /s/                  (Developer)
- ----------------------

             ADDENDUM TO MARKET DEVELOPMENT AGREEMENT
             ----------------------------------------

     THIS AGREEMENT is an addendum to that certain Market Development Agreement dated July 18, 1993 (the "Market Development Agreement"), by and between Shoney's Inc. (hereinafter referred to as the "Licensor") and TPI RESTAURANTS, INC. (hereinafter referred to as the "Developer") in connection with the development of Shoney's Restaurants within Florida.

                      W I T N E S S E T H:
                      --------------------

     WHEREAS, Licensor and Developer wish to make certain changes in the Market Development Agreement, which changes are more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein and in the Market Development
Agreement, it is mutually agreed as follows:

     1. Exhibit B to the Market Development Agreement is amended to modify the Development Schedule as follows:
          One (1) additional (total of two (2)) Shoney's restaurants open by April 6, 1996; one (1) additional (total of three (3)) Shoney's restaurants open by October 6, 1997; one (1) additional (total of four (4)) Shoney's restaurants open by April 6, 1999; one (1) additional (total of five (5)) Shoney's restaurants open by October 6, 2000; one (1) additional (total of six (6)) Shoney's restaurants open by April 6, 2002; and one (1) additional (total of seven (7)) open by October 6, 2003.

     2. Except as expressly amended herein, all other terms and conditions of the Market Development Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this agreement as of the 26th day of January, 1995.
          ----        -------

Developer:                        LICENSOR:

TPI RESTAURANTS, INC.             SHONEY'S, INC.

By: /s/ Les Lockhart              By: /s/ Charles E. Porter
   ---------------------------       -----------------------------
        Les Lockhart                      CHARLES E. PORTER
Title: V.P. of Development        Title: President
      ------------------------          --------------------------

                                  By: /s/ Charles Vaughn
                                     -----------------------------
                                          CHARLES VAUGHN
                                  Title: Vice President
                                        --------------------------
                                         Franchising & Development
                                        --------------------------

          SECOND ADDENDUM TO MARKET DEVELOPMENT AGREEMENT

      THIS AGREEMENT is a second addendum to that certain Market Development Agreement dated July 18, 1993 (the "Market Development Agreement"), by and between Shoney's Inc. (hereinafter referred to as the "Licensor") and TPI RESTAURANTS, INC. (hereinafter referred to as the "Developer") in connection with the development of Shoney's Restaurants within Florida.

                       W I T N E S S E T H:
                       --------------------

      WHEREAS, Licensor and Developer wish to make certain changes in the Market Development Agreement, which changes are more particularly set forth herein.

      NOW, THEREFORE, for and in consideration of the covenants and agreements set forth herein and in the Market Development
 Agreement, it is mutually agreed as follows:

      1. Exhibit B to the Market Development Agreement is amended to modify the Development Schedule as follows:
           One (1) additional (total of two (2)) Shoney's restaurants open by April 6, 1997; one (1) additional (total of three (3)) Shoney's restaurants open by October 6, 1998; one (1) additional (total of four (4)) Shoney's restaurants open by April 6, 2000; one (1) additional (total of five (5)) Shoney's restaurants open by October 6, 2001; one (1) additional (total of six (6)) Shoney's restaurants open by April 6, 2003; and one (1) additional (total of seven (7)) open by October 6, 2004.

      2. Except as expressly amended herein, all other terms and conditions of the Market Development Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this agreement as of the 27th day of February, 1995.
          ----        --------

Developer:                        LICENSOR:

TPI RESTAURANTS, INC.             SHONEY'S, INC.

By: /s/ Les Lockhart              By: /s/ Charles E. Porter
   ---------------------------       -----------------------------
                                          CHARLES E. PORTER
Title: V.P. of Development        Title: President
      ------------------------          --------------------------

                                  By: /s/ Charles Vaughn
                                     -----------------------------
                                          CHARLES VAUGHN
                                  Title: Vice President
                                        --------------------------
                                         Franchising & Development
                                        --------------------------